UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2025

iCoreConnect Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 810-7706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ICCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, iCoreConnect Inc. (the “Company”) was notified by the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that it was not in compliance with certain listing requirements, including Listing Rule 5250(c)(1) since it had not yet filed its Form 10-K for the period ended December 31, 2024.

The Company requested a hearing with a Nasdaq Hearings Panel (“Panel”), which had the effect of staying any suspension or delisting action pending the conclusion of the hearings process. On April 24, 2025, the Company received notification from the Panel that it has granted an extension until May 15, 2025 to file its Form 10-K for the period ended December 31, 2024, and until June 30, 2025, to demonstrate compliance with all continued listing requirements for the Nasdaq Capital Market.

On May 20, 2025, the Company received a determination letter from the Panel informing the Company that the Panel has determined to delist the Company’s common stock from Nasdaq for failure by the Company to timely file its Form 10-K for the year ended December 31, 2024 and Form 10-Q for the quarter ended March 31, 2025. Suspension of trading of the common stock will occur at the opening of business on May 22, 2025.

The notification indicates that Nasdaq will effect the delisting by filing a Form 25 Notification of Delisting with the Securities and Exchange Commission after the applicable Nasdaq appeal and review periods have expired. The Company may appeal the delisting determination to the Nasdaq Listing and Hearing Review Council within the required 15 days from the date of the Panel’s decision. However, an appeal would not stay the suspension of the trading of the Company’s securities on Nasdaq. Following the delisting, the Company expects that the common stock will be quoted on the OTC Market.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCoreConnect Inc. (Registrant)

Dated: May 22, 2025	By:	/s/ Robert McDermott
	Name:	Robert McDermott
	Title:	President and Chief Executive Officer

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